Subsequent Events (Unaudited)	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent events (Unaudited)
22.	Subsequent events (Unaudited)

(a)

On March 28, 2019, the Company and Alibaba Investment Limited, or Alibaba, entered into a convertible loan agreement, pursuant to which Alibaba will advance approximately US$171.1 million in aggregate principal amount of convertible loan, or the Convertible Loan, subject to customary funding conditions. The Convertible Loan will be convertible into the Company’s Class A ordinary shares at Alibaba’s option on or after the date falling 240 calendar days after the date of the agreement or upon the occurrence of an event of default at a conversion price of US$60 per share, equivalent to US$15 per ADS, subject to adjustment under the terms of the agreement. The Convertible Loan will bear interest at the rate of 3.0% per annum, which will be waived in case of conversion or payable at maturity. The Convertible Loan will be unsecured and unsubordinated and mature in three years after the drawdown, unless previously repaid or converted in accordance with their terms prior to such date. The transaction was completed on April 4, 2019.

(b)

On April 5, 2019, the Company completed a follow-on public offering of 3,327,868 American Depositary Shares (“ADSs”) by the Company, every four of which represent one Class A ordinary share of the Company, and 6,672,132 ADSs by several shareholders (the “Selling Shareholders”), at a public offering price of US$10 per ADS. The Company raised approximately US$31.9 million in net proceeds.